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                                                                    EXHIBIT 10.6

                               FIRST AMENDMENT TO
                               EXCHANGE DEBENTURE

      THIS FIRST AMENDMENT TO EXCHANGE DEBENTURE (the "Amendment") is entered into effective as of December 31, 2002 (the "Effective Date") by and among Nextera Enterprises, Inc., a Delaware corporation ("Borrower") and Knowledge Universe, Inc., a Delaware corporation, or its assigns (the "Lender"), and is made with reference to the following:

                                    RECITALS

      A. As of July 23, 2002, Borrower issued a Debenture to Lender in the amount of $21,292,550 (the "Debenture").

      B. The terms of the Debenture provide that: "[t]he Maturity Obligations shall be due and payable January 2, 2004 (the "Maturity Date"). As used herein, "Maturity Obligations" shall mean the entire outstanding principal amount, together with all accrued but unpaid interest thereon, and all other sums due and unpaid hereunder."

      C. Lender and Borrower have agreed to amend the Debenture so as to change the Maturity Date to January 1, 2005.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

      1. Section 2 of the Debenture is deleted in its entirety and new Section 2 is added to read as follows: "The Maturity Obligations shall be due and payable as of January 1, 2005 (the "Maturity Date"). As used herein, "Maturity Obligations" shall mean the entire outstanding principal amount, together with all accrued but unpaid interest thereon, and all other sums due and unpaid hereunder."

      2. A new Section 14 is added to read as follows: "This Debenture is subject to the Second Amended and Restated Subordination Agreement dated as of December 31, 2002, as from time to time in effect, among Lender, Borrower, and Fleet National Bank, as Agent, which, among other things, subordinates the obligations of Borrower hereunder to the prior payment of obligations of Borrower to the holders of Senior Indebtedness as defined therein."

            IN WITNESS WHEREOF, Borrower and Lender, intending to be legally bound hereby, have caused this First Amendment To Debenture to be duly executed effective as of the date first written above.

BORROWER
Nextera Enterprises, Inc., a Delaware corporation

By:  /s/ Michael Muldowney
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       Michael Muldowney
         Its Chief Financial Officer

LENDER
Knowledge Universe, Inc., a Delaware corporation

By:  /s/ Stanley E. Maron
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       Stanley E. Maron
         Its Secretary